SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): November 1, 2000

                             ADEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)





         California                     00-18140                 87-0447215
         ----------                     --------                 ----------
       (State or other              (Commission File         (I.R.S. Employer
       jurisdiction of                  Number)           Identification Number)
      incorporation or
        organization)

                     13314 "I" Street, Omaha, Nebraska 68137
               (Address of principal executive offices) (ZIP Code)






               Registrant's telephone number, including area code:
                                 (402) 334-5556

Item 4.   Changes in Registrant's Certifying Accountant

     (a)  Not applicable.

     (b) Owing to the untimely death of Darrell T. Schvaneveldt on or about September 8, 2000, the Registrant's Certifying Accountant, Schvaneveldt and Company of Salt Lake City, Utah, discontinued its practice. On November 1, 2000, the Registrant engaged the services of Crouch, Bierwolf & Associates of Salt Lake City, Utah to act as the Registrant's Certifying Accountant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADEN ENTERPRISES, INC.



                                    By:/s/ Michael S. Luther
                                    Michael S. Luther
                                    Chief Executive Officer

Date: December 20, 2000